UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 7, 2014

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On November 10, 2014, Dynavax Technologies Corporation (“Dynavax” or the “Company”) entered into an at the market issuance (“ATM”) Sales Agreement (the “Agreement”) with Cowen and Company, LLC (“Cowen”) under which Dynavax may offer and sell from time to time at its sole discretion shares of its common stock having an aggregate offering price of up to $50,000,000 through Cowen as its sales agent. The issuance and sale of these shares by the Company under the Agreement, if any, is subject to the effectiveness of the Company’s registration statement on Form S-3, to be filed with the Securities and Exchange Commission on November 10, 2014. The Company makes no assurances as to if or whether the registration statement will become effective or, if it does become effective, as to the continued effectiveness of the registration statement.

Cowen may sell the common stock by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended (the “Act”), including without limitation sales made by means of ordinary brokers’ transactions on The NASDAQ Capital Market or otherwise at market prices prevailing at the time of sale, in block transactions, or as otherwise directed by the Company. Cowen will use commercially reasonable efforts to sell the common stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay Cowen a commission of up to 3.0% of the gross sales proceeds of any common stock sold through Cowen under the Agreement. The Company has also provided Cowen with customary indemnification rights.

The Company is not obligated to make any sales of common stock under the Agreement. The offering of shares of Dynavax’s common stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Agreement, or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 1.02.    Termination of a Material Definitive Agreement

On November 7, 2014, the At the Market Issuance Sales Agreement (the "ATM Sales Agreement") dated March 29, 2013 between Dynavax and MLV & Co. LLC ("MLV") was terminated. The ATM Sales Agreement established a program through which Dynavax had the right to sell, from time to time and at its sole discretion, shares of its common stock having an aggregate offering price of $50,000,000 through MLV.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 7, 2014, Dynavax filed a Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of Dynavax Technologies Corporation (the “Amendment”) to effect a one-for-ten reverse stock split of its outstanding common stock, effective as of 5:00 p.m. Eastern time on November 7, 2014. A series of alternate amendments to effect a reverse stock split were approved by the Company’s stockholders at its Annual Meeting of Stockholders held on May 28, 2014, and the specific one-for-ten ratio was subsequently approved by the Company’s Board of Directors on October 15, 2014.

The Amendment provides that at the effective time of the reverse stock split, every ten shares of the Company’s issued and outstanding common stock will be automatically converted into one issued and outstanding share of common stock, without any change in par value per share. The reverse stock split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the reverse stock split, as well as the number of shares of common stock available for issuance under the Company’s equity incentive plans. In addition, the reverse stock split will effect a reduction in the number of shares of common stock issuable upon the conversion of shares of preferred stock or upon the exercise of stock options or warrants outstanding immediately prior to the effectiveness of the reverse stock split. No fractional shares will be issued as a result of the reverse stock split. Stockholders who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof. In addition, the Amendment correspondingly reduced the number of authorized shares of common stock to 69.5 million.

The Company’s common stock began trading on the NASDAQ Capital Market on a split-adjusted basis when the market opened on Monday, November 10, 2014. The new CUSIP number for the Company’s common stock following the reverse stock split is 268158201.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.    Other Events

On November 10, 2014, we issued a press release titled "Dynavax Announces Independent DSMB Recommendation to Continue Phase 3 Study of Heplisav-BTM." A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished herewith:

3.1 Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of Dynavax Technologies Corporation

10.1 Sales Agreement, dated November 10, 2014, by and between Dynavax Technologies Corporation and Cowen and Company, LLC

99.1 Press Release, dated November 10, 2014, titled "Dynavax Announces Independent DSMB Recommendation to Continue Phase 3 Study of Heplisav-BTM"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: November 10, 2014	By:	/s/ DAVID JOHNSON
David Johnson
Vice President

EXHIBIT INDEX

Exhibit No.	Description

EX-3.1	Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation of Dynavax Technologies Corporation
EX-10.1	Sales Agreement, dated November 10, 2014, by and between Dynavax Technologies Corporation and Cowen and Company, LLC
EX-99.1	Press Release, dated November 10, 2014, titled "Dynavax Announces Independent DSMB Recommendation to Continue Phase 3 Study of Heplisav-BTM"